UNITED
                    FUNDS, INC.
                       United Bond Fund
                       United Income Fund
                       United Accumulative Fund
                       United Science and Technology Fund

                    ANNUAL
                    REPORT
                    -------------------------------------------
                    For the fiscal year ended December 31, 1998

UNITED BOND FUND
MANAGER'S LETTER
DECEMBER 31, 1998
---------------------------------------------------------------------------

Dear Shareholder:


This report relates to the operation of the United Bond Fund for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

1998 was characterized by tremendous volatility in the bond market, not only in bond yields, but also in spreads (the yield difference between a debt instrument and benchmark Treasuries) and in various measures of liquidity (the ability to trade bonds). Interest rates declined, but generally just enough to offset the widening in spreads between Treasury bonds and other bonds. Perhaps the major factor contributing to this volatility was the international financial meltdown, with Russia defaulting on its debt obligations and the near-collapse of the Far East's financial system. Despite Main Street's growing economic optimism, some major Western banks needed help from central bankers and the near-failure of some large hedge funds nearly precipitated a credit crisis on Wall Street. The difference in mood between the financial markets and the American consumer was wide throughout the year.

We positioned the Fund to be more sensitive to declining interest rates in an effort to offset the decline in value of the Fund's non-U.S. government debt holdings. Over the course of the year, we extended the duration of the Fund's portfolio as we pared exposure to non-U.S. government debt. We also reduced our exposure to non-investment grade debt. We maintained exposure to putable bonds (bonds that give the owner the right to sell them back to the issuing corporation at a stated time prior to maturity). Although, like most corporate debt, the putables suffered a cheapening vis-a-vis Treasury bonds, their embedded put option effectively extended their duration in a falling interest rate market and were able to compensate for any spread widening.

The strategies and techniques we applied during the year resulted in the Fund's performance remaining fairly consistent with the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the bond market (the Salomon Brothers Broad Investment Grade Index) and the universe of funds with similar objectives (the Lipper Corporate Debt Funds A-Rated Universe Average). The Fund underperformed the Salomon Brothers Index due to a heavy weighting in corporate and mortgage-backed bonds.

We expect the volatility of this past year to continue, but with one additional variable: the Euro currency. The introduction of a unified currency ought to improve the various European economies. It will, however, draw some of the world's financial capital out of the U.S. and Japan and into Europe. It remains to be seen whether growing European economies, which should increase demand for U.S. exports, will overcome the deleterious effect of a flight of capital from the U.S. markets. We expect a further slight decline in U.S. interest rates due to anticipated low inflation and a slight slowing in the domestic economy.
Since we feel the U.S. economy will probably avoid a recession, we will maintain our current exposure to corporate bonds. However, unless the existing international issues clear up quickly, we doubt if we will be tempted by the high yields in the emerging markets of Asia and Latin America.

Thank you very much for your continued support and confidence





Respectfully,

James C. Cusser
Manager, United Bond Fund

             Comparison of Change in Value of $10,000 Investment in
                       United Bond Fund, Class A Shares,
                 Salomon Brothers Broad Investment Grade Index
          and The Lipper Corporate Debt Funds A-Rated Universe Average

                                                           Lipper
                             United        Salomon      Corporate
                               Bond       Brothers     Debt Funds
                               Fund          Broad        A-Rated
                            Class A     Investment       Universe
                             Shares    Grade Index        Average
                             ------    -----------     ----------
12/31/88Purchase              9,425         10,000         10,000
12/31/89                     10,425         11,445         11,244
12/31/90                     10,867         12,485         12,000
12/31/91                     12,908         14,478         13,982
12/31/92                     13,876         15,578         14,992
12/31/93                     15,707         17,118         16,673
12/31/94                     14,803         16,631         15,900
12/31/95                     17,838         19,717         18,817
12/31/96                     18,409         20,430         19,285
12/31/97                     20,208         22,395         21,040
12/31/98                     21,677         24,347         22,607

+++++ United Bond Fund, Class A Shares* -- $21,677
 ..... Salomon Brothers Broad Investment Grade Index -- $24,347
===== Lipper Corporate Debt Funds A-Rated Universe Average -- $22,607

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

         Average Annual Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   12/31/98         1.10%      7.54%
5 Years Ended
   12/31/98         5.40%      N/A
10 Years Ended
   12/31/98         8.04%      N/A
Life of Class Y +++ N/A        7.92%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 6/19/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/98.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
----------------------------------------------------------------------
UNITED BOND FUND

PORTFOLIO STRATEGY:
Corporate and government   OBJECTIVE:   Reasonable return with emphasis on
  bonds                                 the preservation of principal.
Maximum 10% non-debt
  securities                STRATEGY:   Invests in bonds issued by companies in
                                        a variety of industries and in
                                        government securities.

                             FOUNDED:   1964

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY -- Class A Shares

        PER SHARE DATA
For the Fiscal Year Ended December 31, 1998
--------------------------------------

DIVIDENDS PAID                   $0.38
                                 =====

NET ASSET VALUE ON
  12/31/98                       $6.39
  12/31/97                        6.32
                                 -----
CHANGE PER SHARE                 $0.07
                                 =====



Past performance is not necessarily an indication of future results.



TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
 1-year period ended 12-31-98               1.10%          7.27%
 5-year period ended 12-31-98               5.40%          6.65%
10-year period ended 12-31-98               8.04%          8.69%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On December 31, 1998, United Bond Fund had net assets totaling $557,147,613 invested in a diversified portfolio of:

   96.90% Bonds
    3.10% Cash and Cash Equivalents




As a shareholder of United Bond Fund, for every $100 you had invested on December 31, 1998, your Fund owned:

Bonds:
 Corporate                 $58.49
 U.S. Government            31.23
 Other Government            7.18
Cash and Cash Equivalents    3.10

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 4.44%
 Dow Capital B.V.,
   9.0%, 5-15-2010 .......................  $  5,000  $   6,175,300
 Dow Chemical Company (The),
   8.55%, 10-15-2009 .....................     5,000      5,979,100
 Procter & Gamble Company (The),
   8.0%, 9-1-2024 ........................    10,000     12,568,600
   Total .................................               24,723,000

Communication - 3.73%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-2030 .....................     5,000      6,509,250
 BellSouth Telecommunications, Inc.,
   5.85%, 11-15-2045 .....................     3,000      3,044,550
 Jones Intercable, Inc.,
   9.625%, 3-15-2002 .....................     2,500      2,693,750
 Tele-Communications, Inc.,
   6.58%, 2-15-2005 ......................     7,500      8,519,475
   Total .................................               20,767,025

Depository Institutions - 12.60%
 AmSouth Bancorporation,
   6.75%, 11-1-2025 ......................     6,000      6,280,020
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-2005 ......................     1,500      1,500,000
 Citicorp,
   9.5%, 2-1-2002 ........................     4,500      4,994,145
 First Union Corporation:
   6.824%, 8-1-2026 ......................     7,500      8,308,200
   6.55%, 10-15-2035 .....................     4,500      4,740,255
 Kansallis-Osake-Pankki,
   10.0%, 5-1-2002 .......................     6,000      6,745,200
 NBD Bank, National Association,
   8.25%, 11-1-2024 ......................     6,000      7,355,400
 NationsBank Corporation,
   8.57%, 11-15-2024 .....................     5,000      6,226,450
 Riggs National Corporation,
   8.5%, 2-1-2006 ........................     6,000      6,245,040

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Depository Institutions (Continued)
 SouthTrust Bank of Alabama, National Association:
   5.58%, 2-6-2006 .......................  $  5,500  $   5,468,155
   7.69%, 5-15-2025 ......................     5,000      5,893,250
 Sovereign Bancorp, Inc.,
   8.0%, 3-15-2003 .......................     2,000      2,006,000
 Wachovia Corporation,
   6.605%, 10-1-2025 .....................     4,250      4,431,645
   Total .................................               70,193,760

Electric, Gas and Sanitary Services - 8.43%
 Cajun Electric Power Cooperative, Inc.,
   8.92%, 3-15-2019 ......................     6,500      6,892,860
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust:
   PG&E-1,
   6.42%, 9-25-2008 ......................     5,000      5,152,100
   SCE-1,
   6.38%, 9-25-2008 ......................     5,000      5,188,500
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-2005 .......................     4,000      4,368,040
 El Paso Electric Company,
   7.25%, 2-1-99 .........................     2,250      2,251,823
 Entergy Arkansas, Inc.,
   7.5%, 8-1-2007 ........................     3,750      3,891,600
 Niagara Mohawk Power Corporation:
   9.5%, 6-1-2000 ........................     1,500      1,573,365
   7.375%, 7-1-2003 ......................     3,000      3,079,290
 Pacific Gas & Electric Co.,
   6.875%, 12-1-99........................     4,750      4,755,747
 Pennsylvania Power & Light Co.,
   9.25%, 10-1-2019 ......................     4,000      4,277,960
 Southern Company Capital Trust I,
   8.19%, 2-1-2037........................     5,000      5,528,850
   Total .................................               46,960,135

Fabricated Metal Products - 0.51%
 Mark IV Industries, Inc.,
   7.5%, 9-1-2007 ........................     3,000      2,857,500

Food and Kindred Products - 3.77%
 Anheuser-Busch Companies, Inc.,
   7.0%, 9-1-2005 ........................     3,000      3,169,350
 Coca-Cola Enterprises Inc.:
   0.0%, 6-20-2020 .......................    45,000     12,040,650
   6.7%, 10-15-2036 ......................     5,500      5,823,675
   Total .................................               21,033,675


               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Food Stores - 0.39%
 Kroger Co. (The),
   7.65%, 4-15-2007 ......................  $  2,000  $   2,192,060

General Merchandise Stores - 0.70%
 Fred Meyer, Inc.,
   7.15%, 3-1-2003 .......................     3,750      3,901,425

Health Services - 1.58%
 Tenet Healthcare Corporation:
   7.875%, 1-15-2003 .....................     3,500      3,570,000
   8.625%, 12-1-2003 .....................     5,000      5,237,500
   Total .................................                8,807,500

Holding and Other Investment Offices - 0.52%
 Bay Apartment Communities, Inc.,
   6.5%, 1-15-2005 .......................     3,000      2,916,240

Instruments and Related Products - 0.69%
 Raytheon Co.,
   6.45%, 8-15-2002 ......................     3,750      3,846,075

Insurance Carriers - 0.56%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-2000 ......................     3,000      3,124,650

Nondepository Institutions - 9.69%
 Asset Securitization Corporation,
   7.49%, 4-14-2029 ......................     6,000      6,474,120
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-2010 (A) ..................     8,500      8,539,865
 Chrysler Financial Corporation,
   12.75%, 11-1-99 .......................     9,000      9,545,760
 Equicon Loan Trust,
   7.3%, 2-18-2013 .......................     4,571      4,661,763
 General Motors Acceptance Corporation,
   8.875%, 6-1-2010 ......................     5,500      6,883,580

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions (Continued)
 IMC Home Equity Loan Trust,
   6.9%, 1-20-2022 .......................  $  4,500   $  4,536,540
 National Rural Utilities Cooperative Finance Corp.,
   6.1%, 12-22-2000 ......................     4,000      4,059,600
 Residential Asset Securities Corporation,
   Mortgage Pass-Through Certificates,
   8.0%, 10-25-2024 ......................     4,000      4,076,880
 Westinghouse Electric Corporation,
   8.875%, 6-14-2014 .....................     4,500      5,221,980
   Total .................................               54,000,088

Oil and Gas Extraction - 2.77%
 Anadarko Petroleum Corporation,
   7.25%, 3-15-2025 ......................     5,000      5,183,950
 Mitchell Energy & Development Corp.,
   9.25%, 1-15-2002 ......................       165        175,621
 Oryx Energy Company,
   10.0%, 4-1-2001 .......................     3,500      3,769,220
 Pemex Finance Ltd.,
   5.72%, 11-15-2003 (A) .................     2,500      2,496,625
 YPF Sociedad Anoima,
   8.0%, 2-15-2004 .......................     4,000      3,800,000
   Total .................................               15,425,416

Paper and Allied Products - 1.21%
 Boise Cascade Office Products Corporation,
   9.875%, 2-15-2001 .....................     2,500      2,509,400
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-2002 ......................     4,000      4,257,440
   Total .................................                6,766,840

Printing and Publishing - 1.34%
 News America Holdings Incorporated,
   7.45%, 6-1-2000 .......................     2,500      2,557,225
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-2027 ........................     5,000      4,912,300
   Total .................................                7,469,525

Railroad Transportation - 0.96%
 CSX Corporation,
   6.95%, 5-1-2027 .......................     5,000      5,328,150

Security and Commodity Brokers - 0.90%
 Salomon Inc.,
   3.65%, 2-14-2002 ......................     5,000      4,998,300


               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Stone, Clay and Glass Products - 0.97%
 Owens-Illinois, Inc.,
   7.15%, 5-15-2005.......................  $  3,250   $  3,257,183
 USG Corporation,
   9.25%, 9-15-2001 ......................     2,000      2,135,700
   Total .................................                5,392,883

Transportation Equipment - 0.47%
 Coltec Industries Inc.,
   7.5%, 4-15-2008 .......................     2,500      2,646,875

United States Postal Service - 0.32%
 Postal Square Limited Partnership,
   6.5%, 6-15-2022 .......................     1,717      1,764,015

Wholesale Trade -- Durable Goods - 1.94%
 Motorola, Inc.,
   8.4%, 8-15-2031 .......................     8,500     10,783,865

TOTAL CORPORATE DEBT SECURITIES - 58.49%               $325,899,002
 (Cost: $310,097,960)

OTHER GOVERNMENT SECURITIES
Canada - 6.07%
 Hydro Quebec:
   8.05%, 7-7-2024 .......................    10,000     12,000,500
   7.4%, 3-28-2025 .......................     5,000      6,210,200
 Province de Quebec:
   5.67%, 2-27-2026 ......................     9,200     10,071,148
   6.29%, 3-6-2026 .......................     5,000      5,535,050
   Total .................................               33,816,898

Supranational - 1.11%
 Inter-American Development Bank,
   8.4%, 9-1-2009 ........................     5,000      6,156,850

TOTAL OTHER GOVERNMENT SECURITIES - 7.18%             $  39,973,748
 (Cost: $34,860,104)

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   7.5%, 2-15-2007 .......................   $ 8,935   $  9,065,877
   7.5%, 11-15-2017 ......................       392        390,701
   6.5%, 9-25-2018 .......................     2,000      2,068,740
   7.0%, 1-15-2019 .......................     2,000      2,042,500
   7.5%, 4-15-2019 .......................    14,796     15,008,580
   7.95%, 12-15-2020 .....................     4,596      4,630,689
   6.25%, 1-15-2021 ......................    12,000     12,105,000
 Federal National Mortgage Association:
   5.98%, 6-18-2003 ......................     1,500      1,523,205
   5.875%, 7-16-2003 .....................     5,000      5,065,600
   5.89%, 7-17-2003 ......................     3,500      3,547,040
   7.0%, 7-25-2006 .......................    10,000     10,121,800
   0.0%, 2-12-2018 .......................     9,500      3,070,400
   0.0%, 10-9-2019 .......................    21,500      6,416,460
   7.0%, 9-25-2020 .......................     2,000      2,034,360
   6.5%, 8-25-2021 .......................     2,500      2,515,225
   7.0%, 8-25-2021 .......................    10,000     10,137,500
 Government National Mortgage Association:
   7.5%, 7-15-2023 .......................     3,649      3,765,515
   7.5%, 12-15-2023 ......................     4,020      4,147,610
   8.0%, 9-15-2025 .......................     5,951      6,233,242
   7.0%, 7-20-2027 .......................       314        319,289
   7.0%, 9-20-2027 .......................     4,915      5,004,125
   7.75%, 10-15-2031 .....................     1,975      2,061,126
 Tennessee Valley Authority,
   5.88%, 4-1-2036 .......................     3,750      3,979,275
 United States Department of Veterans Affairs,
   Guaranteed Remic Pass-Through Certificates,
   Vendee Mortgage Trust:
   1998-1 Class 2-B,
   7.0%, 5-15-2005 .......................       750        768,045
   1997-2 Class C,
   7.5%, 8-15-2017 .......................     4,000      4,075,000
 United States Treasury:
   5.75%, 10-31-2000 .....................     9,000      9,171,540
   5.25%, 1-31-2001 ......................     5,000      5,061,700
   6.5%, 8-15-2005 .......................     5,750      6,319,595
   6.5%, 10-15-2006 ......................    28,000     31,058,160
   0.0%, 2-15-2019 .......................     7,000      2,293,550

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 31.23%                                   $174,001,449
 (Cost: $171,444,232)

TOTAL SHORT-TERM SECURITIES - 2.16%                    $ 12,055,774
 (Cost: $12,055,774)

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                            Value

TOTAL INVESTMENT SECURITIES - 99.06%                   $551,929,973
 (Cost: $528,458,070)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.94%         5,217,640

NET ASSETS - 100.00%                                   $557,147,613
               See Notes to Schedules of Investments on page 42.

UNITED INCOME FUND
MANAGERS' LETTER
---------------------------------------------------------------------------
DECEMBER 31, 1998


Dear Shareholder:


This report relates to the operation of the United Income Fund for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The U.S. stock market performed admirably in the first half of 1998. Beginning in mid-July, however, growing concerns regarding Japanese banking difficulties and the imminent financial collapse in Russia sent the U.S. market into a rapidly accelerating decline. This dramatic downturn of nearly 2,000 points on the Dow Jones Industrial Average ended in early October. Three interest rate cuts by the Federal Reserve, in conjunction with several cuts by other central banks throughout the developed economies, sent a clear signal that the central banks would provide sufficient liquidity to prevent the global economic slump from worsening. The U.S. stock market responded with a dramatic rally in the fourth quarter of 1998. By the end of 1998, the U.S. economy enjoyed record stock market valuations, moderate economic growth, high employment, low inflation, modest interest rates and record levels of personal consumption.

Prior to the poor stock market performance in the third quarter of 1998, we moved the Fund to a much more conservative position by meaningfully increasing cash reserves and lowering exposure to the most widely-owned stocks in the S&P
500. In the fourth quarter, we moved a large portion of our reserves from cash into U.S. Treasury bonds. We also increased our position in electric utilities, financial services, defense and telecommunication stocks. We continue to invest primarily in large U.S. companies that enjoy dominant global market share in their industries. We continue to seek new positions in stocks that represent good investment value.

The strategies and techniques we applied resulted in the Fund significantly outperforming the mutual fund index and underperforming the stock index charted on the following page. Those indexes reflect the performance of the universe of funds with similar investment objectives (the Lipper Equity Income Fund Universe Average) and of securities that generally represent the stock market (the S&P 500 Index). The Fund's underperformance relative to the S&P 500 can be attributed primarily to its more defensive posture during the fourth quarter of 1998.

We think valuations of large capitalization U.S. stocks have generally reached levels that are difficult to sustain given current projected earnings growth rates. The Fund is positioned for expected slower growth in the U.S. economy and for what we believe could be a more difficult stock market than experienced over the past few years. We expect to maintain a well-diversified portfolio with meaningful dividend yield and a strong emphasis on high quality stocks.

Thank you very much for your continued support and confidence.

Respectfully,

Russell E. Thompson
James D. Wineland
Managers, United Income Fund

             Comparison of Change in Value of $10,000 Investment in
                      United Income Fund, Class A Shares,
                               The S&P 500 Index
               and The Lipper Equity Income Fund Universe Average

                                                           Lipper
                             United                        Equity
                             Income                        Income
                              Fund,            S&P           Fund
                            Class A            500       Universe
                             Shares          Index        Average
                          ---------      ---------      ---------
     12/31/88  Purchase       9,425         10,000         10,000
     12/31/89                12,016         13,169         12,051
     12/31/90                11,361         12,760         11,296
     12/31/91                14,728         16,648         14,270
     12/31/92                16,490         17,917         15,609
     12/31/93                19,137         19,722         17,758
     12/31/94                18,791         19,982         17,310
     12/31/95                24,355         27,492         22,466
     12/31/96                29,317         33,804         26,637
     12/31/97                37,337         45,058         33,962
     12/31/98                46,307         57,989         37,696

----- United Income Fund, Class A Shares* -- $46,307
+++++ S&P 500 Index  -- $57,989
===== Lipper Equity Income Fund Universe Average -- $37,696

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   12/31/98         16.90%     24.27%
5 Years Ended
   12/31/98         17.93%     N/A
10 Years Ended
   12/31/98         16.56%     N/A
Life of Class Y +++ N/A        22.83%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 6/19/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/98.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
UNITED INCOME FUND

PORTFOLIO STRATEGY:
Investment quality         OBJECTIVE:   Maintenance of current income,
 dividend-paying                        subject to market conditions,
  common stocks                         with a secondary objective of
                                        capital growth.

Cash reserves               STRATEGY:   Invests principally in common stocks of
                                        companies which have a record of paying
                                        regular dividends or have the potential
                                        for capital growth or which may be
                                        expected to resist market decline.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Income Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1940

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (MARCH, JUNE, SEPTEMBER, DECEMBER)

PERFORMANCE SUMMARY -- Class A Shares

        PER SHARE DATA
For the Fiscal Year Ended December 31, 1998
(Restated to reflect the 400% stock
dividend effected June 26, 1998.)
--------------------------------------

DIVIDENDS PAID                   $0.19
                                 =====

CAPITAL GAINS DISTRIBUTION       $1.74
                                 =====

NET ASSET VALUE ON
12/31/98 $7.52 adjusted to:      $9.26 (A)
12/31/97                          7.59
                                 -----
CHANGE PER SHARE                 $1.67
                                 =====

(A)This number includes the capital gains distribution of $1.74 paid in December 1998 added to the actual net asset value on December 31, 1998.

Past performance is not necessarily an indication of future results.


TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
 1-year period ended 12-31-98              16.90%         24.02%
 5-year period ended 12-31-98              17.93%         19.33%
10-year period ended 12-31-98              16.56%         17.26%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On December 31, 1998, United Income Fund had net assets totaling $7,767,300,564 invested in a diversified portfolio of:

   78.08% Common Stocks
   15.79% U.S. Government Securities
    5.83% Cash and Cash Equivalents
    0.30% Corporate Debt Securities




As a shareholder of United Income Fund, for every $100 you had invested on December 31, 1998, your Fund owned:

 $40.93  Manufacturing Stocks
  15.79  United States Government Securities
  11.02  Finance, Insurance and Real Estate Stocks
  10.70 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
   8.94  Wholesale and Retail Trade Stocks
   5.83  Cash and Cash Equivalents
   5.24  Services Stocks
   1.25  Mining Stocks
   0.30  Corporate Debt Securities

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                              Shares          Value

COMMON STOCKS
Apparel and Accessory Stores - 0.76%
 Gap, Inc. (The)  ........................ 1,050,000$    59,062,500

Building Materials and Garden Supplies - 1.10%
 Home Depot, Inc. (The)  ................. 1,394,200     85,307,612

Business Services - 2.48%
 BMC Software, Inc.*  .................... 1,569,900     70,007,728
 Microsoft Corporation*  .................   886,400    122,794,100
   Total .................................              192,801,828

Chemicals and Allied Products - 14.12%
 Air Products and Chemicals, Inc.  ....... 1,429,200     57,168,000
 Bristol-Myers Squibb Company  ...........   350,000     46,834,375
 Colgate-Palmolive Company  ..............   787,800     73,166,925
 du Pont (E.I.) de Nemours and Company  .. 1,503,700     79,790,081
 Gillette Company (The)  ................. 1,569,900     75,845,794
 Lilly (Eli) and Company  ................ 1,250,000    111,093,750
 Merck & Co., Inc.  ......................   325,000     47,998,437
 Monsanto Company  ....................... 2,100,000     99,750,000
 Novartis, AG (B) ........................    37,500     73,716,782
 PPG Industries, Inc.  ...................   705,300     41,083,725
 Pfizer Inc.  ............................   925,000    116,029,688
 Procter & Gamble Company (The)  .........   780,300     71,251,144
 Warner-Lambert Company  ................. 2,700,000    203,006,250
   Total .................................            1,096,734,951

Communication - 6.04%
 AT&T Corporation  .......................   243,600     18,330,900
 AirTouch Communications*  ...............   900,000     64,912,500
 Clear Channel Communications, Inc.*  .... 1,525,500     83,139,750
 Cox Communications, Inc., Class A*  ..... 2,138,000    147,789,250
 MCI WORLDCOM, Inc.*  .................... 1,037,000     74,437,156
 SBC Communications Inc.  ................ 1,500,000     80,437,500
   Total .................................              469,047,056

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 2.91%
 BankAmerica Corporation  ................   575,418 $   34,597,007
 Chase Manhattan Corporation (The)  ...... 1,050,000     71,465,625
 U. S. Bancorp.  ......................... 2,091,000     74,230,500
 Wells Fargo & Company  .................. 1,139,400     45,504,788
   Total .................................              225,797,920

Electric, Gas and Sanitary Services - 3.63%
 Consolidated Edison, Inc.  ..............   848,700     44,875,013
 Duke Energy Corp.  ...................... 1,275,000     81,679,687
 Texas Utilities Company  ................ 3,325,000    155,235,938
   Total .................................              281,790,638

Electronic and Other Electric Equipment - 8.92%
 Analog Devices, Inc.*  .................. 1,575,000     49,415,625
 General Electric Company  ............... 1,970,200    201,083,538
 General Instrument Corporation*  ........ 2,210,000     75,001,875
 Intel Corporation  ...................... 1,200,000    142,237,500
 Maytag Corporation  ..................... 1,000,300     62,268,675
 Nokia Corporation, Series A (B)  ........   760,000     93,091,254
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ............................... 2,925,000     69,925,781
   Total .................................              693,024,248

Fabricated Metal Products - 0.53%
 Newell Co.  ............................. 1,000,000     41,250,000

Food and Kindred Products - 1.90%
 Bestfoods  .............................. 1,400,000     74,550,000
 Coca-Cola Company (The)  ................   685,500     45,842,812
 Panamerican Beverages Inc., Class A  .... 1,250,000     27,265,625
   Total .................................              147,658,437

Food Stores - 1.34%
 Kroger Co. (The)*  ...................... 1,725,000    104,362,500

Furniture and Fixtures - 0.32%
 Lear Corporation*  ......................   653,000     25,140,500

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
General Merchandise Stores - 2.96%
 Dayton Hudson Corporation  .............. 1,131,800 $   61,400,150
 Wal-Mart Stores, Inc.  .................. 2,074,700    168,958,381
   Total .................................              230,358,531

Health Services - 1.54%
 Tenet Healthcare Corporation*  .......... 4,550,000    119,437,500

Industrial Machinery and Equipment - 3.52%
 Case Corporation  ....................... 1,214,600     26,493,463
 Cisco Systems, Inc.*  ................... 1,001,700     93,001,584
 Deere & Company  ........................ 1,299,700     43,052,562
 International Business Machines
   Corporation ...........................   600,000    110,850,000
   Total .................................              273,397,609

Instruments and Related Products - 3.32%
 General Motors Corporation, Class H*  ...   759,700     30,150,594
 Guidant Corporation  .................... 1,200,000    132,300,000
 Medtronic, Inc.  ........................   972,000     72,171,000
 Raytheon Company, Class A  ..............   454,381     23,485,818
   Total .................................              258,107,412

Insurance Carriers - 2.23%
 American International Group, Inc.   ....   916,950     88,600,294
 Chubb Corporation (The)  ................   135,600      8,797,050
 Citigroup Inc.  ......................... 1,525,000     75,487,500
   Total .................................              172,884,844

Miscellaneous Manufacturing Industries - 0.48%
 Tyco International Ltd.  ................   491,500     37,077,531

Miscellaneous Retail - 0.71%
 Costco Companies, Inc.*  ................   765,000     55,342,969

Motion Pictures - 1.22%
 Time Warner Incorporated  ............... 1,000,000     62,062,500
 Walt Disney Company (The)  .............. 1,089,600     32,688,000
   Total .................................               94,750,500

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Nondepository Institutions - 5.88%
 Associates First Capital Corporation,
   Class A ............................... 1,524,170 $   64,586,704
 Fannie Mae  ............................. 2,858,400    211,521,600
 Freddie Mac  ............................ 2,800,000    180,425,000
   Total .................................              456,533,304

Oil and Gas Extraction - 1.25%
 Burlington Resources Incorporated  ...... 2,699,500     96,675,844

Paper and Allied Products - 0.72%
 International Paper Company  ............   600,000     26,887,500
 Willamette Industries, Inc.  ............   860,000     28,810,000
   Total .................................               55,697,500

Petroleum and Coal Products - 2.59%
 Chevron Corporation  ....................   450,000     37,321,875
 Exxon Corporation  ......................   500,000     36,562,500
 Mobil Corporation  ......................   800,000     69,700,000
 Royal Dutch Petroleum Company  .......... 1,200,000     57,450,000
   Total .................................              201,034,375

Primary Metal Industries - 0.62%
 Aluminum Company of America  ............   650,000     48,465,625

Railroad Transportation - 0.42%
 Burlington Northern Santa Fe Corporation    975,000     32,906,250

Rubber and Miscellaneous Plastics Products - 0.27%
 Goodyear Tire & Rubber Company (The)  ...   414,100     20,886,169

Transportation By Air - 0.61%
 AMR Corporation*  .......................   800,000     47,500,000

Transportation Equipment - 3.62%
 DaimlerChrysler AG  .....................   713,907     68,579,691
 Dana Corporation  .......................   760,000     31,065,000
 Ford Motor Company  ..................... 1,000,000     58,687,500
 Lockheed Martin Corporation  ............ 1,450,000    122,887,500
   Total .................................              281,219,691

Wholesale Trade - Durable Goods - 0.50%
 Johnson & Johnson  ......................   465,000     39,001,875

Wholesale Trade - Nondurable Goods - 1.57%
 Safeway Inc.*  .......................... 2,000,000    121,875,000

TOTAL COMMON STOCKS - 78.08%                         $6,065,130,719
 (Cost: $3,162,992,028)

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands          Value

CORPORATE DEBT SECURITIES
Depository Institutions - 0.14%
 Morgan Guaranty Trust Company of New York,
   7.375%, 2-1-2002 ......................  $ 10,250 $   10,783,512

Nondepository Institutions - 0.16%
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................    10,000     12,250,400

TOTAL CORPORATE DEBT SECURITIES - 0.30%              $   23,033,912
 (Cost: $20,027,550)

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association,
   5.9%, 7-9-2003 ........................   100,000    101,375,000

 United States Treasury:
   6.75%, 4-30-2000 ......................    37,000     37,971,250
   5.75%, 8-15-2003 ......................    50,000     52,211,000
   6.5%, 10-15-2006 ......................    50,000     55,461,000
   5.625%, 5-15-2008 .....................    50,000     53,351,500
   10.375%, 11-15-2012 ...................     8,500     11,727,365
   7.5%, 11-15-2016 ......................    80,000     99,375,200
   9.0%, 11-15-2018 ......................    20,000     28,737,400
   8.75%, 8-15-2020 ......................    75,000    106,734,000
   5.5%, 8-15-2028 .......................   600,000    628,032,000
   5.25%, 11-15-2028 .....................    50,000     51,187,500

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 15.79%                                 $1,226,163,215
 (Cost: $1,208,126,220)

SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 0.12%
 PHH Corp.,
   6.3%, 1-15-99 .........................     9,080      9,057,754

 Chemicals and Allied Products - 0.95%
 du Pont (E.I.) de Nemours and Company,
   5.21%, 1-8-99 .........................    50,000     49,949,348
 Pfizer Inc.,
   5.35%, 1-20-99 ........................    24,000     23,932,233
   Total .................................               73,881,581

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Communication - 0.26%
 GTE Corp.:
   5.38%, 1-25-99 ........................  $  4,300 $    4,284,577
   5.5%, 2-4-99 ..........................    16,000     15,916,889
   Total .................................               20,201,466

 Electric, Gas and Sanitary Services - 1.38%
 Commonwealth Edison Co.,
   6.22%, 1-14-99 ........................    21,289     21,241,183
 PacifiCorp:
   5.07%, 1-19-99 ........................     8,000      7,979,720
   5.13%, 1-27-99 ........................     3,900      3,885,551
 Potomac Electric Power Co.,
   5.5%, 1-25-99 .........................    10,000      9,963,333
 Public Service Co. of Colorado,
   6.0%, 1-15-99 .........................     8,000      7,981,333
 Public Service Electric & Gas Co.:
   5.87%, 1-22-99 ........................    20,000     19,931,517
   5.78%, 1-29-99 ........................    10,000      9,955,045
 Questar Corp.:
   5.4%, 1-6-99 ..........................    10,000      9,992,500
   5.2%, 1-12-99 .........................    10,000      9,984,111
 Western Resources, Inc.,
   5.75%, 1-15-99 ........................     6,090      6,076,382
   Total .................................              106,990,675

 Electronic and Other Electric Equipment - 0.19%
 Lucent Technologies Inc.,
   5.25%, 1-14-99 ........................    10,000      9,981,042
 Sony Capital Corp.,
   5.9%, 1-8-99 ..........................     5,000      4,994,264
   Total .................................               14,975,306

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
 Engineering and Management Services - 0.16%
 Halliburton Company,
   5.29%, 2-26-99 ........................  $ 13,000 $   12,893,024

 Fabricated Metal Products - 0.03%
 Danaher Corporation,
   5.6288%, Master Note ..................     2,334      2,334,000

 Food and Kindred Products - 0.01%
 General Mills, Inc.,
   5.4838%, Master Note ..................       663        663,000

 Insurance Carriers - 0.43%
 Transamerica Finance Corp.,
   5.15%, 1-19-99 ........................    24,000     23,938,200
 USAA Capital Corp.,
   5.1%, 1-19-99 .........................     9,775      9,750,074
   Total .................................               33,688,274

 Nondepository Institutions _ 1.13%
 American Express Company,
   5.8%, 1-8-99 ..........................    41,000     40,953,761
 Associates Corporation of North America,
   5.35%, 1-20-99 ........................     7,000      6,980,235
 General Electric Capital Corporation,
   5.46%, 2-3-99 .........................    25,000     24,874,875
 Textron Inc.:
   6.1%, 1-6-99 ..........................     2,400      2,397,967
   5.82%, 1-8-99 .........................    13,000     12,985,288
   Total .................................               88,192,126

 Paper and Allied Products - 0.83%
 Sonoco Products Co.,
   5.16%, 1-19-99 ........................    29,350     29,274,277
 Westvaco Corp.:
   5.26%, 1-21-99 ........................    11,370     11,336,774
   5.5%, 1-21-99 .........................     3,870      3,858,175
   5.5%, 1-26-99 .........................    20,000     19,923,611
   Total .................................               64,392,837

 Petroleum and Coal Products - 0.44%
 Kerr-McGee Credit Corp.:
   6.05%, 1-19-99 ........................    24,000     23,927,400
   6.0%, 1-29-99 .........................    10,000      9,953,333
   Total .................................               33,880,733

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
 Tobacco Products _ 0.19%
 B.A.T. Capital Corp.,
   5.57%, 1-22-99 ........................  $ 15,000 $   14,951,263

 Wholesale Trade -- Nondurable Goods - 0.12%
 Enron Corp.,
   5.73%, 1-13-99 ........................     9,000      8,982,810

 Total Commercial Paper - 6.24%                         485,084,849

Municipal Obligations
 California - 0.39%
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds
   (Shell Martinez Refining Company Project),
   Series 1996 (Taxable), (Shell Oil Company):
   5.13%, 1-19-99 ........................    20,000     20,000,000
   5.25%, 2-8-99 .........................    10,000     10,000,000
   Total .................................               30,000,000

 Indiana - 0.10%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project),
   5.23%, 3-8-99 .........................     8,000      8,000,000

 Total Municipal Obligations - 0.49%                     38,000,000

TOTAL SHORT-TERM SECURITIES - 6.73%                  $  523,084,849
 (Cost: $523,084,849)

TOTAL INVESTMENT SECURITIES - 100.90%                $7,837,412,695
 (Cost: $4,914,230,647)

LIABILITIES, NET OF CASH AND OTHER ASSETS _ (0.90)%     (70,112,131)

NET ASSETS - 100.00%                                 $7,767,300,564


               See Notes to Schedules of Investments on page 42.

UNITED ACCUMULATIVE FUND
MANAGER'S LETTER
DECEMBER 31, 1998
---------------------------------------------------------------------------

Dear Shareholder:


This report relates to the operation of the United Accumulative Fund for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The Asian contagion of 1997 continued to affect world markets in 1998.
Southeast Asian currencies continued to decline relative to the U.S. dollar, fueling speculation of currency devaluation in China, Brazil and Hong Kong. While these currencies hung on through the end of the year, Russia devalued the ruble, shaking the emerging as well as developed markets. Worried about possible consequences from worldwide excess capacity, the Federal Reserve began lowering short-term interest rates in October. The promise of an easy monetary policy produced an explosive, but narrow, stock market rally in the final months of the year. Technology reigned supreme, showing extraordinary gains in nearly all sectors, including communications, computers, software, semiconductors and, most of all, Internet-related stocks. Left out in the cold were oil drillers, oil equipment, machinery, gaming and real estate.

1998 was a difficult year to implement an investment strategy. It was a year of frequent mood changes for investors, uncertain economic forecasts, strong currency fluctuations and volatile stock prices. During most of the year, our investment strategy was quite conservative. We maintained a relatively large cash position, sizable holdings in electric utility and telephone stocks, and a meaningful exposure to Treasury bonds. This strategy provided strong performance relative to the S&P 500 Index for most of the year, but caused us to miss out on much of the stock market rally in November and December. The narrowness of the market and the weakness of many sectors made us feel that the market was still vulnerable to a correction. We did eventually increase our exposure to the large, seasoned technology stocks, while staying away from the unproven, most speculative issues. We maintained our position in Treasuries, decreased our cash position and decreased our defensive holdings.

The strategies and techniques we applied resulted in the Fund slightly outperforming the Lipper Growth Fund Universe Average for the year and underperforming the S&P 500 Index, both charted on the following page. The Lipper Index reflects the universe of funds with similar investment objectives and the S&P 500 Index reflects the performance of securities that generally represent the stock market. The Fund underperformed the S&P 500 Index due mainly to our relative underexposure to technology stocks.

The pace of growth in the U.S. economy is expected to slow in 1999. Corporate profits are expected to be down. Interest rates should continue to decline. Deflation is the risk rather than inflation. The equity market is at historically high valuations and a market correction is possible. As things change with the passage of time, we will adjust our asset mix to take advantage of perceived opportunities.

Thank you very much for your continued support and confidence.
Respectfully,

Antonio Intagliata
Manager, United Accumulative Fund

             Comparison of Change in Value of $10,000 Investment in
                   United Accumulative Fund, Class A Shares,
                               The S&P 500 Index
                  and The Lipper Growth Fund Universe Average

                             United                        Lipper
                       Accumulative                        Growth
                              Fund,            S&P           Fund
                            Class A            500       Universe
                             Shares          Index        Average
                       ------------          -----       --------
     12/31/88  Purchase       9,425         10,000         10,000
     12/31/89                12,023         13,169         12,515
     12/31/90                10,800         12,760         11,830
     12/31/91                13,358         16,648         16,057
     12/31/92                15,254         17,917         17,305
     12/31/93                16,636         19,722         19,171
     12/31/94                16,644         19,982         18,745
     12/31/95                22,338         27,492         24,456
     12/31/96                25,058         33,804         29,118
     12/31/97                32,471         45,058         36,379
     12/31/98                39,816         57,989         44,479


===== United Accumulative Fund, Class A Shares* -- $39,816
----- S&P 500 Index -- $57,989
+++++ Lipper Growth Fund Universe Average  -- $44,479

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   12/31/98         15.57%     22.79%
5 Years Ended
   12/31/98         17.67%     N/A
10 Years Ended
   12/31/98         14.82%     N/A
Life of Class Y +++ N/A        22.08%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 7/11/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/98.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
UNITED ACCUMULATIVE FUND

PORTFOLIO STRATEGY:
Appreciation-oriented      OBJECTIVE:   Capital growth, with a secondary
  common stocks                         objective of current income.

Cash reserves
                            STRATEGY:   Invests mainly in common stocks or
                                        securities convertible into common
                                        stocks.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Accumulative Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1940

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY
                                        (JUNE AND DECEMBER)

PERFORMANCE SUMMARY -- Class A Shares

        PER SHARE DATA
For the Fiscal Year Ended December 31, 1998
--------------------------------------

DIVIDENDS PAID                   $0.11
                                 =====

CAPITAL GAINS DISTRIBUTION       $1.08
                                 =====

NET ASSET VALUE ON
12/31/98 $8.28 adjusted to:      $9.36 (A)
12/31/97                          7.77
                                 -----
CHANGE PER SHARE                 $1.59
                                 =====

(A)This number includes the capital gains distribution of $1.08 paid in December 1998 added to the actual net asset value on December 31, 1998.

Past performance is not necessarily an indication of future results.


TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
 1-year period ended 12-31-98              15.57%         22.62%
 5-year period ended 12-31-98              17.67%         19.07%
10-year period ended 12-31-98              14.82%         15.50%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On December 31, 1998, United Accumulative Fund had net assets totaling $1,868,037,420 invested in a diversified portfolio of:

   85.67% Common Stocks
   10.77% United States Government Security
    3.56% Cash and Cash Equivalents


As a shareholder of United Accumulative Fund, for every $100 you had invested on December 31, 1998, your Fund owned:

 $29.15  Manufacturing Stocks
  22.74  Finance, Insurance and Real Estate Stocks
  18.10 Transportation, Communication, Electric, Gas and Sanitary Services Stocks
  12.50  Services Stocks
  10.77  United States Government Security
   3.56  Cash and Cash Equivalents
   3.18  Wholesale and Retail Trade Stocks

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                              Shares        Value
COMMON STOCKS
Business Services - 8.05%
 America Online, Inc.*  ..................   100,000 $   16,000,000
 American Management Systems, Incorporated*  500,000     20,031,250
 HNC Software Inc.*  .....................   250,000     10,109,375
 Inktomi Corporation*  ...................   125,000     16,246,094
 Microsoft Corporation*  .................   400,000     55,412,500
 Sun Microsystems, Inc.*  ................   200,000     17,112,500
 Veritas Software Corp.*  ................   150,000      8,981,250
 Xoom.com, Inc.*  ........................   200,000      6,537,500
   Total .................................              150,430,469

Chemicals and Allied Products - 9.91%
 Bristol-Myers Squibb Company  ...........   500,000     66,906,250
 Pharmacia & Upjohn, Inc.  ...............   300,000     16,987,500
 Schering-Plough Corporation  ............ 1,000,000     55,250,000
 SmithKline Beecham plc, ADR  ............   500,000     34,750,000
 Warner-Lambert Company  .................   150,000     11,278,125
   Total .................................              185,171,875

Communication - 13.30%
 Bell Atlantic Corporation  ..............   500,000     26,500,000
 Clear Channel Communications, Inc.*  ....   350,000     19,075,000
 Cox Communications, Inc., Class A*  .....   350,000     24,193,750
 Heftel Broadcasting Corporation, Class A* 300,000 14,812,500 Infinity Broadcasting Corporation,
   Class A*...............................   550,000     15,056,250
 SBC Communications Inc.  ................ 1,196,000     64,135,500
 U S WEST Communications, Inc.  .......... 1,100,000     71,087,500
 Western Wireless Corporation, Class A*  .   615,000     13,510,781
   Total .................................              248,371,281

Depository Institutions - 11.65%
 Chase Manhattan Corporation (The)  ......   300,000     20,418,750
 First Tennessee National Corporation  ...   550,000     20,917,187
 First Union Corporation  ................   500,000     30,406,250
 Fleet Financial Group, Inc.  ............   500,000     22,343,750
 MBNA Corp.  ............................. 1,000,000     24,937,500
 Mellon Bank Corporation  ................   300,000     20,625,000
 PNC Bank Corp.  .........................   500,000     27,062,500
 SunTrust Banks, Inc.  ...................   300,000     22,950,000
 Wells Fargo & Company  ..................   700,000     27,956,250
   Total .................................              217,617,187

Electric, Gas and Sanitary Services - 3.21%
 Allied Waste Industries, Inc., New*  .... 1,500,000     35,437,500
 Republic Services, Inc. Class A*  .......   900,000     16,593,750
 Superior Services, Inc.*  ...............   400,000      8,025,000
   Total .................................               60,056,250

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 6.96%
 Analog Devices, Inc.*  ..................   700,000 $   21,962,500
 Ascend Communications, Inc.*  ...........   700,000     46,046,875
 Intel Corporation  ......................   350,000     41,485,938
 Linear Technology Corporation  ..........   125,000     11,191,406
 Microchip Technology Incorporated*  .....   250,000      9,234,375
   Total .................................              129,921,094

Engineering & Management Services - 0.60%
 Incyte Pharmaceuticals, Inc.*  ..........   300,000     11,193,750

Food and Kindred Products - 1.76%
 Anheuser-Busch Companies, Inc.  .........   500,000     32,812,500

Health Services - 2.52%
 Columbia/HCA Healthcare Corporation  .... 1,000,000     24,750,000
 Tenet Healthcare Corporation*  ..........   850,000     22,312,500
   Total .................................               47,062,500

Industrial Machinery and Equipment - 1.49%
 Cisco Systems, Inc.*  ...................   300,000     27,853,125

Instruments and Related Products - 6.17%
 Baxter International Inc.  ..............   700,000     45,018,750
 Becton Dickinson and Company  ...........   975,000     41,620,313
 Bionx Implants, Inc.*  ..................   235,000      1,975,469
 Raytheon Company, Class B  ..............   500,000     26,625,000
   Total .................................              115,239,532

Insurance Carriers - 5.51%
 ACE Limited  ............................   550,000     18,940,625
 American International Group, Inc.  .....   200,000     19,325,000
 Chartwell Re Corporation  ...............   500,000     11,875,000
 Everest Reinsurance Holdings, Inc.  .....   321,500     12,518,406
 Liberty Corporation (The)  ..............   350,000     17,237,500
 ReliaStar Financial Corp.  ..............   500,000     23,062,500
   Total .................................              102,959,031

Motion Pictures - 1.33%
 Time Warner Incorporated  ...............   400,000     24,825,000

Nondepository Institutions - 5.58%
 CIT Group, Inc. (The), Class A  ......... 1,100,000     34,993,750
 Fannie Mae  .............................   500,000     37,000,000
 Freddie Mac  ............................   500,000     32,218,750
   Total .................................              104,212,500

Paper and Allied Products - 1.08%
 Champion International Corporation  .....   500,000     20,250,000

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Printing and Publishing - 0.52%
 Gannett Co., Inc.  ......................   150,000 $    9,675,000

Railroad Transportation - 0.99%
 Burlington Northern Santa Fe Corporation    550,000     18,562,500

Transportation by Air - 0.60%
 Southwest Airlines Co.  .................   500,000     11,218,750

Transportation Equipment - 1.26%
 General Dynamics Corporation  ...........   400,000     23,450,000

Wholesale Trade - Durable Goods - 2.20%
 Johnson & Johnson  ......................   200,000     16,775,000
 OmniCare, Inc.  .........................   700,000     24,325,000
   Total .................................               41,100,000

Wholesale Trade - Nondurable Goods - 0.98%
 Safeway Inc.*  ..........................   300,000     18,281,250

TOTAL COMMON STOCKS - 85.67%                         $1,600,263,594
 (Cost: $1,411,940,630)

                                           Principal
                                           Amount in
                                           Thousands

UNITED STATES GOVERNMENT SECURITY - 10.77%
 United States Treasury,
   6.25%, 8-15-2023 ......................  $180,000   $201,178,800
 (Cost: $196,224,695)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.65%
 du Pont (E.I.) de Nemours and Company,
   5.55%, 1-12-99 ........................    12,200     12,179,311

 Communication - 0.56%
 Bell Atlantic Network Funding Corp.,
   5.9%, 1-5-99 ..........................    10,455     10,448,146

 Electric, Gas and Sanitary Services - 0.62%
 Allegheny Energy Inc.,
   5.58%, 1-19-99 ........................     8,100      8,077,401
 Commonwealth Edison Co.,
   5.94%, 1-20-99 ........................     3,500      3,489,027
   Total .................................               11,566,428



               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
 Electronic and Other Electric Equipment - 0.75%
 Lucent Technologies Inc.,
   5.28%, 1-15-99 ........................  $ 14,000 $   13,971,253

 Fabricated Metal Products - 0.15%
 Danaher Corporation,
   5.6288%, Master Note ..................     2,792      2,792,000

 Food and Kindred Products - 0.95%
 ConAgra, Inc.,
   5.52%, 1-6-99 .........................     5,000      4,996,167
 McCormick & Co. Inc.,
   5.14%, 1-4-99 .........................    12,900     12,894,474
   Total .................................               17,890,641

 Textile Mill Products - 0.03%
 Sara Lee Corporation,
   5.4788%, Master Note ..................       545        545,000

 Transportation Equipment - 0.16%
 Dana Corporation,
   6.3%, 1-7-99 ..........................     2,950      2,946,903

TOTAL SHORT-TERM SECURITIES - 3.87%                  $   72,339,682
 (Cost: $72,339,682)

TOTAL INVESTMENT SECURITIES - 100.31%                $1,873,782,076
 (Cost: $1,680,505,007)

LIABILITIES, NET OF CASH AND OTHER ASSETS -  (0.31%)     (5,744,656)

NET ASSETS - 100.00%                                 $1,868,037,420


               See Notes to Schedules of Investments on page 42.

UNITED SCIENCE AND TECHNOLOGY FUND
MANAGER'S LETTER
DECEMBER 31, 1998
---------------------------------------------------------------------------

Dear Shareholder:


This report relates to the operation of the United Science and Technology Fund for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

Economic growth and inflation in 1998 were nearly identical to 1997's healthy rates. President Clinton was impeached by the House. The Asian contagion continued this year, negatively affecting economies in Asian countries. Brazil had trouble meeting its debt obligations and Russia had a complete meltdown. Global economic problems hurt the third quarter performance of the stock market, but failed to prevent a remarkable recovery in the fourth quarter. Stocks outperformed bonds, with large capitalized stocks again performing better than small and medium capitalized issues.

The Fund continued to benefit from a substantial emphasis on Internet-related stocks. The process of purchasing these stocks began in 1997, when personal computer prices began their long decline and made the Internet accessible for more people. 1998 was the first big year of increased shopping over the Internet, with many consumers bypassing the traditional department store. Advances in Internet-related stocks, and technology stocks in general, were so large that the Fund reduced positions in some holdings because they were becoming too large a portion of total assets. The Fund also maintained large positions in the drug industry, and in hospital supply and distribution and medical devices companies.

The strategies and techniques we applied resulted in the Fund significantly outperforming the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the non-financial institution portion of the stock market (the S&P 400 Index) and the universe of funds with similar investment objectives (the Lipper Science & Technology Fund Universe Average). The Fund's performance was aided by large advances of Internet stocks, fewer earnings disappointments in the areas of technology and health care, and little, if any, Asian or Latin American exposure.

Looking forward, the market risk we see is companies' inability to grow profits. With little inflation and low interest rates, however, market valuations likely will remain high. Accordingly, those companies that do enjoy rapidly growing profits should receive considerable investor support. In light of these anticipated conditions, we intend to keep diversifying into high quality, rapidly growing U.S. companies.

Thank you very much for your continued support and confidence.

Respectfully,

Abel Garcia
Manager, United Science and Technology Fund

             Comparison of Change in Value of $10,000 Investment in
               United Science and Technology Fund Class A Shares,
                               The S&P 400 Index
           and The Lipper Science & Technology Fund Universe Average

                             United                        Lipper
                        Science and                     Science &
                         Technology                    Technology
                              Fund,            S&P           Fund
                            Class A            400       Universe
                             Shares          Index        Average
                          ---------      ---------     ----------
     12/31/88  Purchase       9,425         10,000         10,000
     12/31/89                12,007         12,941         12,217
     12/31/90                11,586         12,827         11,858
     12/31/91                18,451         16,774         17,248
     12/31/92                17,708         17,732         19,668
     12/31/93                19,215         19,334         24,434
     12/31/94                21,095         20,073         27,539
     12/31/95                32,775         27,020         37,967
     12/31/96                35,512         33,238         45,270
     12/31/97                38,077         43,630         50,225
     12/31/98                60,663         58,400         76,541

===== United Science and Technology Fund, Class A Shares* -- $60,663 +++++ S&P 400 Index -- $58,400
----- Lipper Science & Technology Fund Universe Average -- $76,541

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   12/31/98         50.15%     59.71%
5 Years Ended
   12/31/98         24.37%     N/A
10 Years Ended
   12/31/98         19.75%     N/A
Life of Class Y +++ N/A        22.26%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/98.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
------------------------------------------------------------------------
UNITED SCIENCE AND TECHNOLOGY FUND

PORTFOLIO STRATEGY:
Technology-related         OBJECTIVE:   Long-term capital growth.
  stocks

Generally at least 80%      STRATEGY:   Invests in common
  in science or technology              stocks of companies whose
  securities; may have more             products, processes or services
  than 20% in debt securities.          are expected to benefit from  scientific
                                        or technological discoveries or
                                        developments.

Cash reserves                           The use of cash reserves (often invested
                                        in money market securities) for
                                        defensive purposes is a strategy that
                                        may be utilized by the Science and
                                        Technology Fund from time to time.  For
                                        more information about the Fund's cash
                                        reserves flexibility, please consult the
                                        Prospectus.

                             FOUNDED:   1950

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY
                                        (JUNE AND DECEMBER)

PERFORMANCE SUMMARY -- Class A Shares

        PER SHARE DATA
For the Fiscal Year Ended December 31, 1998
(Restated to reflect the 200% stock
dividend effected June 26, 1998.)
--------------------------------------
CAPITAL GAINS DISTRIBUTION      $ 0.70
                                ======

NET ASSET VALUE ON
12/31/98 $9.91 adjusted to:     $10.61 (A)
12/31/97                          6.71
                                ------
CHANGE PER SHARE                $ 3.90
                                ======

(A)This number includes the capital gains distribution of $0.70 paid in December 1998 added to the actual net asset value on December 31, 1998.

Past performance is not necessarily an indication of future results.


TOTAL RETURN HISTORY

                                       Average Annual Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
 1-year period ended 12-31-98              50.15%         59.31%
 5-year period ended 12-31-98              24.37%         25.85%
10-year period ended 12-31-98              19.75%         20.47%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On December 31, 1998, United Science and Technology Fund had net assets totaling $1,674,483,297 invested in a diversified portfolio of:

   92.41% Common Stocks
    7.59% Cash and Cash Equivalents


As a shareholder of United Science and Technology Fund, for every $100 you had invested on December 31, 1998, your Fund owned:

 $50.40  Services Stocks
  27.67  Manufacturing Stocks
   7.59  Cash and Cash Equivalents
   7.57  Wholesale and Retail Trade Stocks
   6.77 Transportation, Communication, Electric, Gas and Sanitary Services Stocks

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS
Building Materials and Garden Supplies - 0.92%
 Fastenal Company  .......................   350,000 $   15,389,062

Business Services - 42.47%
 Amazon.com, Inc.*  ......................    65,000     20,879,219
 America Online, Inc.*  .................. 1,000,000    160,000,000
 American Management Systems, Incorporated*  400,000     16,025,000
 BMC Software, Inc.*  ....................   800,000     35,675,000
 Cerner Corporation*  ....................   500,000     13,406,250
 Citrix Systems, Inc.*  ..................   300,000     29,109,375
 Concord EFS, Inc.*  .....................   700,000     29,531,250
 eBay Inc.*  .............................    81,500     19,672,063
 HNC Software Inc.*  .....................   535,000     21,634,062
 i2 Technologies, Inc.*  .................   110,000      3,337,813
 Inktomi Corporation*  ...................   220,000     28,593,125
 Intuit Inc.*  ...........................   508,800     36,888,000
 Microsoft Corporation*  .................   300,000     41,559,375
 Networks Associates, Inc.*  .............   450,000     29,854,687
 Parametric Technology Corporation*  .....   700,000     11,375,000
 Shared Medical Systems Corporation  .....   300,000     14,962,500
 TMP Worldwide Inc.*  ....................   500,000     21,281,250
 Transaction Systems Architects, Inc.,
   Class A* ..............................   500,000     25,156,250
 Veritas Software Corp.*  ................   370,000     22,153,750
 Wind River Systems, Inc.*  ..............   500,000     23,468,750
 Yahoo! Inc.*  ...........................   450,000    106,607,812
   Total .................................              711,170,531

Chemicals and Allied Products - 10.28%
 Abbott Laboratories  ....................   600,000     29,400,000
 Bristol-Myers Squibb Company  ...........   100,000     13,381,250
 Pfizer Inc.  ............................   350,000     43,903,125
 Roche Holdings AG (B)  ..................     1,200     14,642,883
 Schering-Plough Corporation  ............   600,000     33,150,000
 Warner-Lambert Company  .................   500,000     37,593,750
   Total .................................              172,071,008


               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Communication - 6.77%
 AirTouch Communications*  ...............   200,000 $   14,425,000
 Clear Channel Communications, Inc.*  ....   547,300     29,827,850
 COLT Telecom Group plc, ADR*  ...........   400,000     24,025,000
 Cox Communications, Inc., Class A*  .....   405,200     28,009,450
 Global TeleSystems Group, Inc.*  ........   117,000      6,515,438
 Intermedia Communications of Florida, Inc.* 605,000     10,474,062
   Total .................................              113,276,800

Electronic and Other Electric Equipment - 9.58%
 Advanced Fibre Communications, Inc.*  ...   750,000      8,203,125
 Analog Devices, Inc.*  ..................   500,000     15,687,500
 Ascend Communications, Inc.*  ...........   100,000      6,578,125
 Broadcom Corporation, Class A*  .........   203,400     24,535,125
 Gemstar International Group Limited*  ...   300,000     17,165,625
 General Electric Company  ...............   350,000     35,721,875
 Intel Corporation  ......................   200,000     23,706,250
 Micron Technology, Inc.*  ...............   300,000     15,168,750
 Tellabs*  ...............................   200,000     13,712,500
   Total .................................              160,478,875

Engineering and Management Services - 5.95%
 Abacus Direct Corporation*  .............   356,000     16,298,125
 Incyte Pharmaceuticals, Inc.*  ..........   772,500     28,823,906
 Paychex, Inc.  ..........................   540,000     27,793,125
 Quintiles Transnational Corp.*  .........   500,000     26,671,875
   Total .................................               99,587,031

General Merchandise Stores - 0.97%
 Wal-Mart Stores, Inc.  ..................   200,000     16,287,500

Health Services - 0.32%
 Concentra Managed Care, Inc.*  ..........   501,000      5,307,469

Industrial Machinery and Equipment - 3.57%
 Cisco Systems, Inc.*  ...................   644,550     59,842,439

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 2.78%
 Medtronic, Inc.  ........................   355,000 $   26,358,750
 STERIS Corporation*  ....................   710,000     20,190,625
   Total .................................               46,549,375

Miscellaneous Manufacturing Industries - 1.35%
 Tyco International Ltd.  ................   300,000     22,631,250

Motion Pictures - 1.66%
 Time Warner Incorporated  ...............   448,000     27,804,000

Printing and Publishing - 0.11%
 IDG Books Worldwide, Inc., Class A*  ....   109,000      1,859,813

Wholesale Trade -- Durable Goods - 3.87%
 Johnson & Johnson  ......................   400,000     33,550,000
 OmniCare, Inc.  .........................   900,000     31,275,000
   Total .................................               64,825,000

Wholesale Trade -- Nondurable Goods - 1.81%
 Cardinal Health, Inc.  ..................   400,000     30,350,000

TOTAL COMMON STOCKS - 92.41%                         $1,547,430,153
 (Cost: $750,367,437)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
Chemicals and Allied Products - 0.65%
 Pfizer Inc.,
   5.35%, 1-20-99 ........................   $11,000    $10,968,940

Electric, Gas and Sanitary Services - 1.87%
 Commonwealth Edison Co.,
   5.94%, 1-20-99 ........................     3,000      2,990,595
 PacifiCorp,
   5.13%, 1-27-99 ........................    16,100     16,040,350
 Puget Sound Energy Inc.,
   6.25%, 1-7-99 .........................     3,750      3,746,094
 Questar Corp.:
   6.0% , 1-6-99 .........................     3,000      2,997,500
   5.35%, 1-15-99 ........................     5,472      5,460,615
   Total .................................               31,235,154

               See Notes to Schedules of Investments on page 42.

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Electronic and Other Electric Equipment - 1.05%
 Lucent Technologies Inc.,
   5.28%, 1-15-99 ........................    $8,600 $    8,582,341
 Sony Capital Corp.,
   5.82%, 1-14-99 ........................     9,000      8,981,085
   Total .................................               17,563,426

Fabricated Metal Products - 0.17%
 Danaher Corporation,
   5.6288%, Master Note ..................     2,871      2,871,000

Food and Kindred Products - 1.49%
 ConAgra, Inc.,
   6.5%, 1-6-99 ..........................    24,000     23,978,334
 General Mills, Inc.,
   5.4838%, Master Note ..................     1,046      1,046,000
   Total .................................               25,024,334

Personal Services - 0.30%
 Block Financial Corp.,
   5.2%, 1-28-99 .........................     5,000      4,980,500

Primary Metal Industries - 1.23%
 Aluminum Company of America,
   5.55%, 1-15-99 ........................    20,600     20,555,538

Textile Mill Products - 0.25%
 Sara Lee Corporation,
   5.4788%, Master Note ..................     4,152      4,152,000

Wholesale Trade -- Nondurable Goods - 0.36%
 McKesson Corp.,
   6.05%, 1-5-99 .........................     6,000      5,995,967

TOTAL SHORT-TERM SECURITIES - 7.37%                  $  123,346,859
 (Cost: $123,346,859)

TOTAL INVESTMENT SECURITIES - 99.78%                 $1,670,777,012
 (Cost: $873,714,296)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.22%         3,706,285

NET ASSETS - 100.00%                                 $1,674,483,297


               See Notes to Schedules of Investments on page 42.

UNITED FUNDS, INC.
DECEMBER 31, 1998


Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.

 (A) Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $11,036,490 or 1.98% of net assets for United Bond Fund.

 (B) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998                                                    United
(In Thousands, Except        United       United        United  Science and
 for Per Share Amounts)        Bond       Income  Accumulative   Technology
                               Fund         Fund          Fund         Fund
Assets                              ----------------------------------------
 ------------
 Investment securities --
   at value (Notes 1 and 3)$551,930    $7,837,413    $1,873,782  $1,670,777
 Cash   ..............            3           ---           ---         ---
 Receivables:
   Investment securities sold   ---           ---           ---      10,068
   Dividends and interest                   7,972        26,976       6,446
 467
   Fund shares sold ..          593         8,560         1,103       2,152
 Prepaid insurance
   premium ...........           16            62            35          14
                           --------    ----------    ----------  ----------
    Total assets  ....      560,514     7,873,011     1,881,366   1,683,478
Liabilities                --------    ----------    ----------  ----------
 Payable for investment
   securities purchased                       ---         9,210         ---
 1,596
 Payable to Fund
   shareholders ......        3,109        92,752        12,620       6,689
 Accrued service fee (Note 2)   101         1,277           319         257
 Accrued distribution fee (Note 2)29          399           101          75
 Accrued transfer agency
   and dividend disbursing
   (Note 2) ..........           77           841           187         281
 Accrued management
   fee (Note 2) ......            6           115            28          27
 Due to custodian  ...          ---           887             1           7
 Accrued accounting
   services fee (Note 2)                        6             8           8
 8
 Other  ..............                         38           221          65
 55
                           --------    ----------    ----------  ----------
    Total liabilities         3,366       105,710        13,329       8,995
                           --------    ----------    ----------  ----------
      Total net assets     $557,148    $7,767,301    $1,868,037  $1,674,483
 Net Assets                ========    ==========    ==========  ==========
 $1.00 par value capital stock
   Capital stock .....     $ 87,203    $1,033,327    $  225,603  $  168,997
   Additional paid-in
    capital ..........      464,761     3,772,498     1,381,797     663,648
 Accumulated undistributed
   income (loss):
   Accumulated undistributed
    net investment
    income  ..........          203         9,932         2,219         ---
   Accumulated undistributed net
    realized gain (loss) on
    investment
    transactions .....      (18,491)       28,354        65,119      44,769
   Net unrealized appreciation
    of investments  ..       23,472     2,923,190       193,299     797,069
                           --------    ----------    ----------  ----------
    Net assets applicable to
      outstanding units
      of capital .....     $557,148    $7,767,301    $1,868,037  $1,674,483
                           ========    ==========    ==========  ==========
Capital shares
 outstanding
 Class A  ............       86,215       980,284       225,154     168,405
 Class Y  ............          988        53,043           449         592
Capital shares authorized   600,000     2,000,000       600,000     400,000
Net asset value per share
 (net assets divided by
 shares outstanding)
 Class A  ............        $6.39         $7.52         $8.28       $9.91
 Class Y  ............        $6.39         $7.52         $8.28       $9.98
                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)                                                       United
                             United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund          Fund          Fund        Fund
                       ------------  --------------------------------------
Investment Income
 Income (Note 1B):
   Dividends .........      $   ---    $   68,033      $ 19,049    $  3,569
   Interest and
    amortization  ....       36,240        78,631        15,895       5,102
                            -------    ----------      --------    --------
    Total income  ....       36,240       146,664        34,944       8,671
                            -------    ----------      --------    --------
 Expenses (Note 2):
   Investment
    management fee ...        2,285        39,808         9,491       7,558
   Transfer agency and
    dividend disbursing
     -- Class A  .....          807         7,410         1,644       2,411
   Service fees -- Class A    1,167        14,668         3,667       2,897
   Custodian fees ....           16           484           140          80
   Accounting services fee       62           100           100         100
   Audit fees ........           15            31            18          18
   Shareholder servicing
    fee -- Class Y ...            9           565             6           7
   Legal fees ........            4            56            13          10
   Distribution
    fees -- Class A  .           50           650           161         139
   Other .............           80           664           185         188
                            -------    ----------      --------    --------
    Total expenses  ..        4,495        64,436        15,425      13,408
                            -------    ----------      --------    --------
      Net investment
       income (loss)         31,745        82,228        19,519      (4,737)
                            -------    ----------      --------    --------
Realized and Unrealized
 Gain (Loss) on Investments (Notes 1 and 3)
 Realized net gain
   on securities .....        4,756     1,363,308       259,949     139,112
 Realized net gain (loss) on foreign
   currency transactions        ---         (301)           (58)        113
                            -------    ----------      --------    --------
   Realized net gain
    on investments  ..        4,756     1,363,007       259,891     139,225
 Unrealized appreciation
   in value of investments
   during the period..        1,500       102,526        75,732     492,528
                            -------    ----------      --------    --------
    Net gain on
      investments ....        6,256     1,465,533       335,623     631,753
                            -------    ----------      --------    --------
      Net increase
       in net assets
       resulting from
       operations ....      $38,001    $1,547,761      $355,142    $627,016
                            =======    ==========      ========    ========
                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended December 31, 1998                          United
(In Thousands)               United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund          Fund          Fund        Fund
                       ----------------------------------------------------
Increase in Net Assets
 Operations:
   Net investment
    income (loss)  ...     $ 31,745    $   82,228    $   19,519   $  (4,737)
   Realized net gain
    on investments  ..        4,756     1,363,007       259,891     139,225
   Unrealized
    appreciation  ....        1,500       102,526        75,732     492,528
                           --------    ----------    ----------  ----------
    Net increase in net
      assets resulting
      from operations.       38,001     1,547,761       355,142     627,016
                           --------    ----------    ----------  ----------
 Distributions to shareholders
   from (Note 1E):*
   Net investment income:
    Class A  .........      (31,553)      (69,402)      (20,979)        ---
    Class Y  .........         (359)       (4,557)          (50)        ---
   Realized net gains on
    investment transactions:
    Class A  .........          ---    (1,392,072)     (214,379)   (108,718)
    Class Y  .........          ---       (76,922)         (421)       (380)
                           --------    ----------    ----------  ----------
                            (31,912)   (1,542,953)     (235,829)   (109,098)
                           --------    ----------    ----------  ----------
 Capital share
   transactions (Note 5)     22,363     1,267,504       149,682      89,771
                           --------    ----------    ----------  ----------
   Total increase ....       28,452     1,272,312       268,995     607,689
Net Assets
 Beginning of period        528,696     6,494,989     1,599,042   1,066,794
                           --------    ----------    ----------  ----------
 End of period             $557,148    $7,767,301    $1,868,037  $1,674,483
                           ========    ==========    ==========  ==========
   Undistributed
    net investment
    income  ..........         $203        $9,932        $2,219        $---
                               ====        ======        ======     =======

                 *See "Financial Highlights" on pages 45 - 52.

                       See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended December 31, 1997                          United
(In Thousands)               United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund          Fund          Fund        Fund
                       ----------------------------------------------------
Increase (Decrease) in Net Assets
 Operations:
   Net investment
    income (loss)  ...     $ 32,845    $   44,421    $   17,081   $  (1,789)
   Realized net gain
    on investments  ..        2,969       621,547       312,063     193,673
   Unrealized
    appreciation
    (depreciation)  ..       11,848       724,669        45,070    (115,958)
                           --------    ----------    ----------  ----------
    Net increase in net
      assets resulting
      from operations.       47,662     1,390,637       374,214      75,926
                           --------    ----------    ----------  ----------
 Distributions to shareholders
   from (Note 1E):*
   Net investment income:
    Class A  .........      (32,939)      (43,071)      (14,625)        ---
    Class Y  .........         (339)       (2,161)          (34)        ---
   Realized net gains on
    investment transactions:
    Class A  .........          ---      (534,501)     (344,992)   (194,628)
    Class Y  .........          ---       (25,551)         (761)       (789)
                           --------    ----------    ----------  ----------
                            (33,278)     (605,284)     (360,412)   (195,417)
                           --------    ----------    ----------  ----------
 Capital share
   transactions (Note 5)    (16,341)       707,873      297,373     202,648
                           --------    ----------    ----------  ----------
   Total increase (decrease) (1,957)    1,493,226       311,175      83,157
Net Assets
 Beginning of period        530,653     5,001,763     1,287,867     983,637
                           --------    ----------    ----------  ----------
 End of period             $528,696    $6,494,989    $1,599,042  $1,066,794
                           ========    ==========    ==========  ==========
   Undistributed
    net investment
    income  ..........         $370        $1,964        $3,787        $---
                               ====        ======        ======        ====

                 *See "Financial Highlights" on pages 45 - 52.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:


                             For the fiscal year ended December 31,
                            --------------------------------------
                               1998   1997    1996   1995    1994
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period          $6.32   $6.14  $6.34  $5.62   $6.39
                              -----   -----  -----  -----   -----
Income from investment
 operations:
 Net investment income         0.38    0.39   0.39   0.40    0.39
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.07   0.19   (0.20)  0.72   (0.75)
                               ----   ----    ----   ----    ----
Total from investment
 operations  .......           0.45   0.58    0.19   1.12   (0.36)
                               ----   ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........          (0.38) (0.40)  (0.39) (0.40)  (0.39)
 From capital gains           (0.00) (0.00)  (0.00) (0.00)  (0.02)
                               ----   ----    ----   ----    ----
Total distributions           (0.38) (0.40)  (0.39) (0.40)  (0.41)
                               ----   ----    ----   ----    ----
Net asset value,
 end of period  ....          $6.39  $6.32   $6.14  $6.34   $5.62
                              =====  =====   =====  =====   =====
Total return* ......           7.27%  9.77%   3.20% 20.50%  -5.76%
Net assets, end of
 period (in
 millions)  ........           $551   $524    $519   $563    $518
Ratio of expenses to
 average net assets            0.84%  0.77%   0.77%  0.74%   0.72%
Ratio of net investment
 income to average
 net assets  .......           5.88%  6.34%   6.34%  6.54%   6.60%
Portfolio turnover
 rate  .............          33.87% 35.08%  55.74% 66.38% 127.11%

   *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                               For the fiscal year        For the
                                ended December 31,       period from
                              --------------------       6/19/95* to
                               1998   1997    1996       12/31/95
                              -----  -----   -----       ----------
Net asset value,
 beginning of period          $6.32   $6.14  $6.34        $6.11
                               ----    ----   ----         ----
Income from investment
 operations:
 Net investment income         0.39    0.42   0.40         0.21
 Net realized and
   unrealized gain (loss)
   on investments ..           0.07   0.17   (0.20)        0.22
                               ----   ----    ----         ----
Total from investment
 operations  .......           0.46   0.59    0.20         0.43
                               ----   ----    ----         ----
Less distributions:
 From net investment
   income...........          (0.39) (0.41)  (0.40)       (0.20)
 From capital gains           (0.00) (0.00)  (0.00)       (0.00)
                               ----   ----    ----         ----
Total distributions           (0.39) (0.41)  (0.40)       (0.20)
                               ----   ----    ----         ----
Net asset value,
 end of period  ....          $6.39  $6.32   $6.14        $6.34
                              =====  =====   =====        =====
Total return .......           7.54%  9.91%   3.35%        7.20%
Net assets, end of
 period (in
 millions)  ........             $6     $5     $12           $3
Ratio of expenses to
 average net assets            0.61%  0.64%   0.62%        0.63%**
Ratio of net investment
 income to average
 net assets  .......           6.10%  6.48%   6.52%        6.41%**
Portfolio turnover
 rate  .............          33.87% 35.08%  55.74%       66.38%**

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                             For the fiscal year ended December 31,
                            --------------------------------------
                               1998   1997    1996   1995    1994
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period          $7.59  $6.58  $5.79  $4.67  $4.95
                              -----  -----  -----  -----  -----
Income from investment
 operations:
 Net investment income         0.20   0.06   0.07   0.07   0.08
 Net realized and
   unrealized gain
   (loss) on
   investments .....           1.66   1.73   1.10   1.30  (0.16)
                              -----  -----  -----  -----  -----
Total from investment
 operations  .......           1.86   1.79   1.17   1.37  (0.08)
                              -----  -----  -----  -----  -----
Less distributions:
 From net investment
   income ..........          (0.19) (0.06) (0.06) (0.07) (0.07)
 From capital gains           (1.74) (0.72) (0.32) (0.18) (0.13)
                              -----  -----  -----  -----  -----
Total distributions           (1.93) (0.78) (0.38) (0.25) (0.20)
                              -----  -----  -----  -----  -----
Net asset value,
 end of period  ....          $7.52  $7.59  $6.58  $5.79  $4.67
                              =====  =====  =====  =====  =====
Total return** .....          24.02% 27.34% 20.36% 29.60% -1.82%
Net assets, end of
 period (in
 millions)  ........         $7,368 $6,196 $4,851 $3,976 $3,145
Ratio of expenses to
 average net assets            0.89%  0.84%  0.86%  0.83%  0.74%
Ratio of net investment
 income to average
 net assets  .......           1.11%  0.74%  1.03%  1.31%  1.45%
Portfolio turnover
 rate  .............          49.29% 33.59% 22.24% 17.59% 18.54%

  *Per-share and share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                               For the fiscal year        For the
                                ended December 31,       period from
                              --------------------       6/19/95** to
                               1998   1997    1996       12/31/95
                              -----  -----   -----       -----------
Net asset value,
 beginning of period          $7.59  $6.58   $5.79          $5.55
                              -----  -----   -----          -----
Income from investment
 operations:
 Net investment income         0.24   0.07    0.07           0.04
 Net realized and
   unrealized gain
   on investments ..           1.66   1.73    1.11           0.42
                              -----  -----   -----          -----
Total from investment
 operations  .......           1.90   1.80    1.18           0.46
                              -----  -----   -----          -----
Less distributions:
 From net investment
   income...........          (0.23) (0.07)  (0.07)         (0.04)
 From capital gains           (1.74) (0.72)  (0.32)         (0.18)
                              -----  -----   -----          -----
Total distributions           (1.97) (0.79)  (0.39)         (0.22)
                              -----  -----   -----          -----
Net asset value,
 end of period  ....          $7.52  $7.59   $6.58          $5.79
                              =====  =====   =====          =====
Total return .......          24.27% 27.49%  20.53%          8.45%
Net assets, end of
 period (in
 millions)  ........           $399   $299    $151           $107
Ratio of expenses to
 average net assets            0.71%  0.72%   0.73%          0.74%***
Ratio of net investment
 income to average
 net assets  .......           1.29%  0.85%   1.17%          1.36%***
Portfolio turnover
 rate  .............          49.29% 33.59%  22.24%         17.59%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended December 31,
                           --------------------------------------
                               1998   1997    1996   1995    1994
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period          $7.77  $7.75   $7.78  $6.58   $7.19
                               ----   ----    ----   ----    ----
Income from investment
 operations:
 Net investment
   income...........           0.10   0.10    0.11   0.11    0.13
 Net realized and
   unrealized gain
   (loss) on
   investments .....           1.60   2.14    0.82   2.12   (0.13)
                               ----   ----    ----   ----    ----
Total from investment
 operations  .......           1.70   2.24    0.93   2.23    0.00
                               ----   ----    ----   ----    ----
Less distributions:
 From net investment
   income ..........          (0.11) (0.09)  (0.11) (0.11)  (0.13)
 From capital gains           (1.08) (2.13)  (0.85) (0.92)  (0.48)
                               ----   ----    ----   ----    ----
Total distributions           (1.19) (2.22)  (0.96) (1.03)  (0.61)
                               ----   ----    ----   ----    ----
Net asset value,
 end of period  ....          $8.28  $7.77   $7.75  $7.78   $6.58
                               ====   ====    ====   ====    ====
Total return* ......          22.62% 29.58%  12.18% 34.21%   0.04%
Net assets, end of
 period (in
 millions)  ........         $1,864 $1,595  $1,285 $1,206    $967
Ratio of expenses to
 average net assets            0.88%  0.82%   0.83%  0.80%    0.71%
Ratio of net investment
 income to average
 net assets  .......           1.12%  1.16%   1.34%  1.42%   1.76%
Portfolio turnover
 rate  .............         373.78%313.99% 240.37%229.03% 205.40%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                    For the fiscal
                                        year ended        For the
                                      December 31,       period from
                                    --------------       7/11/95* to
                               1998   1997    1996       12/31/95
                              -----  -----   -----       -----------
Net asset value,
 beginning of period          $7.77  $7.75   $7.78          $7.84
                               ----   ----    ----           ----
Income from investment
 operations:
 Net investment income         0.12   0.11    0.12           0.05
 Net realized and
   unrealized gain
   on investments ..           1.59   2.14    0.82           0.87
                               ----   ----    ----           ----
Total from investment
 operations  .......           1.71   2.25    0.94           0.92
                               ----   ----    ----           ----
Less distributions:
 From net investment
   income...........          (0.12) (0.10)  (0.12)         (0.06)
 From capital gains           (1.08) (2.13)  (0.85)         (0.92)
                               ----   ----    ----           ----
Total distributions           (1.20) (2.23)  (0.97)         (0.98)
                               ----   ----    ----           ----
Net asset value,
 end of period  ....          $8.28  $7.77   $7.75          $7.78
                               ====   ====    ====           ====
Total return .......          22.79% 29.67%  12.27%         11.92%
Net assets, end of
 period (in
 millions)  ........             $4     $4      $3             $1
Ratio of expenses to
 average net assets            0.75%  0.75%   0.74%          0.76%**
Ratio of net investment
 income to average
 net assets  .......           1.21%  1.22%   1.45%          1.24%**
Portfolio turnover
 rate  .............         373.78%313.99% 240.37%        229.03%**

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                             For the fiscal year ended December 31,
                             ------------------------------------
                               1998   1997    1996   1995    1994
                              -----  -----   -----  -----   -----
Net asset value,
 beginning of period          $6.71  $7.78   $7.63  $5.07   $4.94
                               ----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment loss          (0.03) (0.01)  (0.02) (0.00)   0.00
 Net realized and
   unrealized gain on
   investments .....           3.93   0.46    0.66   2.80    0.47
                               ----  -----   -----  -----   -----
Total from investment
 operations  .......           3.90   0.45    0.64   2.80    0.47
                               ----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)  (0.00)
 From capital gains           (0.70) (1.52)  (0.49) (0.24)  (0.34)
                               ----  -----   -----  -----   -----
Total distributions           (0.70) (1.52)  (0.49) (0.24)  (0.34)
                               ----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $9.91  $6.71   $7.78  $7.63   $5.07
                              ===== ======  ====== ======  ======
Total return** .....          59.31%  7.22%   8.35% 55.37%   9.78%
Net assets, end of
 period (in
 millions)  ........         $1,668 $1,063    $981   $821    $497
Ratio of expenses to
 average net assets            1.05%  1.02%   0.98%  0.93%   0.96%
Ratio of net investment
 loss to average
 net assets  .......          -0.37% -0.18%  -0.33% -0.07%   0.00%
Portfolio turnover
 rate  .............          55.70% 87.68%  33.90% 32.89%  64.39%

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*
                                For the
                              fiscal year
                               year ended         For the
                              December 31,        period from
                             -------------        2/27/96** to
                               1998   1997        12/31/96
                              -----  -----        ----------
Net asset value,
 beginning of period          $6.74  $7.79          $8.02
                               ----  -----          -----
Income from investment
 operations:
 Net investment
   loss ............          (0.01) (0.00)         (0.01)
 Net realized and
   unrealized gain
   on investments ..           3.95   0.47           0.27
                               ----  -----          -----
Total from investment
 operations  .......           3.94   0.47           0.26
                               ----  -----          -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)         (0.00)
 From capital gains           (0.70) (1.52)         (0.49)
                               ----  -----          -----
Total distributions           (0.70) (1.52)         (0.49)
                               ----  -----          -----
Net asset value,
 end of period  ....          $9.98  $6.74          $7.79
                              ====  =====          =====
Total return .......          59.71%  7.43%          3.25%
Net assets, end of
 period (in
 millions)  ........             $6     $4             $3
Ratio of expenses to
 average net assets            0.79%  0.85%          0.80%***
Ratio of net investment
 loss to average
 net assets  .......          -0.12% -0.01%         -0.12%***
Portfolio turnover
 rate  .............          55.70% 87.68%         33.90%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See notes to financial statements.

UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 -- Significant Accounting Policies

     United Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and
     asked prices quoted by major dealers in such stocks.   Securities for which
     quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1998, United Science and Technology Fund reclassified $4,624,009 between additional paid-in-capital, accumulated undistributed net realized gain and undistributed net investment income. In addition, for each of the Funds, the following amounts were reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

                                              Increase       Increase
                                             (Decrease)     (Decrease)
                                            Accumulated    Accumulated
                                           Undistributed  Undistributed
                                           Net Investment  Net Realized
                                               Income          Gain
                                               ------         ------

     United Income Fund                    $(300,519)      $300,519
     United Accumulative Fund                (58,028)        58,028
     United Science and Technology Fund      112,640       (112,640)

     Net investment income, net realized gains and net assets were not affected by these changes.


     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

     The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets for United Bond Fund, .15% of net assets for United Income Fund and United Accumulative Fund, and .20% for United Science and Technology Fund; and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.0 billion of combined net assets at December 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Corporation accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

     The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------
          From $    0  to $   10               $      0
          From $   10  to $   25               $ 10,000
          From $   25  to $   50               $ 20,000
          From $   50  to $  100               $ 30,000
          From $  100  to $  200               $ 40,000
          From $  200  to $  350               $ 50,000
          From $  350  to $  550               $ 60,000
          From $  550  to $  750               $ 70,000
          From $  750  to $1,000               $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Corporation also pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Corporation's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Corporation) of $33,372,169, out of which W&R paid sales commissions of $19,385,192 and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Corporation paid Directors' fees of $372,189, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Investment securities transactions for the period ended December 31, 1998 are summarized as follows:

                                                                         United
                               United       United          United  Science and
                                 Bond       Income    Accumulative   Technology
                                 Fund         Fund            Fund         Fund
                          ----------- ------------    ------------ ------------
Purchases of investment
 securities, excluding
 short-term and U.S.
 Government securities $111,813,798 $ 2,027,470,290 $5,663,150,713 $ 659,898,308
Purchases of U.S. Government
 securities              92,333,863   1,093,907,031    196,340,625           ---
Purchases of short-term
 securities             561,391,715  15,634,742,929  4,468,673,592 1,958,075,482
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities  135,016,902   3,371,976,186  5,744,483,524   729,609,800
Proceeds from maturities and
 sales of U.S. Government
 securities              41,247,329             ---            ---           ---
Proceeds from maturities and sales of
 short-term securities  568,252,086  15,559,056,251  4,674,703,528 1,927,543,817

     For Federal income tax purposes, cost of investments owned at December 31, 1998 and the related appreciation were as follows:

                                                                       Aggregate
                                 Cost Appreciation  Depreciation    Appreciation
                       -------------- ------------  ------------  --------------
United Bond Fund      $  528,458,070 $   24,668,693 $ (1,196,790) $   23,471,903
United Income Fund     4,914,230,647  3,004,918,498  (81,736,450)  2,923,182,048
United Accumulative
 Fund                  1,681,126,770    207,356,879  (14,692,573)    192,664,306
United Science and
Technology Fund          873,714,811    822,026,657  (24,964,456)    797,062,201

NOTE 4 -- Federal Income Tax Matters

     The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, United Income Fund, United Accumulative Fund and United Science and Technology Fund realized capital gain net income of $1,363,307,370, $260,569,759 and $139,112,131, respectively, during the year ended December 31, 1998, a portion of which was paid to shareholders during the period ended December 31, 1998. Remaining capital gain net income will be distributed to each Fund's shareholders. For Federal income tax purposes, United Bond Fund realized capital gain net income of $4,755,689 during the year ended December 31, 1998, which was entirely offset by utilization of capital loss carryovers. Remaining prior year capital loss carryovers of United Bond Fund aggregated $18,474,016 as of December 31, 1998, and are available to offset future capital gain net income as follows: $18,393,113 through December 31, 2002 and $80,903 through December 31, 2003.

NOTE 5 -- Multiclass Operations

     On June 17, 1995, each Fund within the Corporation was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Corporation. United Income Fund and United Bond Fund commenced multiclass operations on June 19, 1995 and United Accumulative Fund commenced multiclass operations on July 11, 1995. United Science and Technology Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock for the fiscal year ended December 31, 1998 are summarized below. Dollar amounts are in thousands.

                                                                     United
                             United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund         Fund*          Fund       Fund*
                        -----------  ------------  ------------------------
Shares issued from sale
 of shares:
 Class A  ............   31,835,303   100,626,223    15,967,129  77,529,963
 Class Y  ............      216,958    10,384,489       103,049     130,439
Shares issued from
 reinvestment of dividends
 and/or capital gains distribution:
 Class A  ............    4,341,736   185,178,374    27,472,978  11,704,260
 Class Y  ............       56,607    11,152,791        59,740      42,644
Shares redeemed:
 Class A  ............  (32,844,203) (121,882,974)  (23,654,895)(79,203,331)
 Class Y  ............      (95,711)   (7,947,287)     (175,077)   (223,072)
                         ----------   -----------    ----------  ----------
Increase (decrease) in
 outstanding capital
 shares:
 Class A  ............    3,332,836   163,921,623    19,785,212  10,030,892
 Class Y  ............      177,854    13,589,993       (12,288)    (49,989)
                         ----------   -----------    ----------  ----------
   Total for Fund ....    3,510,690   177,511,616    19,772,924   9,980,903
                         ==========   ===========    ==========  ==========
Value issued from sale
 of shares:
 Class A  ............     $202,677    $  849,389      $136,894    $618,721
 Class Y  ............        1,379        85,082           876       1,031
Value issued from
 reinvestment of dividends:
 Class A  ............       27,530     1,351,806       216,773     103,357
 Class Y  ............          359        81,473           472         379
Value redeemed:
 Class A  ............     (208,970)   (1,035,016)     (203,897)   (631,968)
 Class Y  ............         (612)      (65,230)       (1,436)     (1,749)
                          ---------    ----------      --------    --------
Increase (decrease) in
 outstanding capital:
 Class A  ............       21,237     1,166,179       149,770      90,110
 Class Y  ............        1,126       101,325           (88)       (339)
                          ---------    ----------      --------    --------

   Total for Fund ....     $ 22,363    $1,267,504      $149,682    $ 89,771
                           ========    ==========      ========    ========

     * Share transactions prior to June 27, 1998 have been adjusted to effect the stock dividend of June 26, 1998.


     Transactions in capital stock for the fiscal year ended December 31, 1997 are summarized below. Dollar amounts are in thousands.

                                                                     United
                             United        United        United Science and
                               Bond        Income  Accumulative  Technology
                               Fund          Fund          Fund        Fund
                        -----------  ------------  ------------------------
Shares issued from sale
 of shares:
 Class A  ............    6,890,848   113,047,110     8,676,214  97,386,177
 Class Y  ............      195,545    16,641,495        51,857     213,843
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............    4,598,290    72,625,180    44,000,209  29,785,929
 Class Y  ............       48,642     3,707,595       104,354     125,574
Shares redeemed:
 Class A  ............  (13,058,549) (106,336,825)  (13,115,628)(94,796,529)
 Class Y  ............   (1,350,485)   (3,892,205)      (35,296)    (93,594)
                         ----------    ----------    ----------  ----------
Increase (decrease) in
 outstanding capital
 shares:
 Class A  ............   (1,569,411)   79,335,465    39,560,795  32,375,577
 Class Y  ............   (1,106,298)   16,456,885       120,915     245,823
                         ----------    ----------    ----------  ----------
   Total for Fund ....   (2,675,709)   95,792,350    39,681,710  32,621,400
                         ==========    ==========    ==========  ==========
Value issued from sale
 of shares:
 Class A  ............      $42,624      $862,082      $ 77,296    $749,063
 Class Y  ............        1,204       120,864           450       1,701
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class A  ............       28,302       542,416       335,423     186,554
 Class Y  ............          299        27,712           796         790
Value redeemed:
 Class A  ............      (80,507)     (814,233)     (116,279)   (734,712)
 Class Y  ............       (8,263)      (30,968)         (313)       (748)
                           --------      --------      --------    --------
Increase (decrease) in
 outstanding capital:
 Class A  ............       (9,581)      590,265       296,440     200,905
 Class Y  ............       (6,760)      117,608           933       1,743
                           --------      --------      --------    --------

   Total for Fund ....     $(16,341)     $707,873      $297,373    $202,648
                           ========      ========      ========    ========

     * Share transactions have been adjusted to effect the stock dividend of June 26, 1998.


Note 6 -- Stock Dividend

     The Corporation's Board of Directors approved on February 11, 1998 a stock dividend of 400% on United Income Fund and 200% on United Science and Technology Fund effected on June 26, 1998. Authorized shares of United Income Fund were accordingly increased by 1,400,000,000 and United Bond Fund and United Accumulative Fund each reallocated 100,000,000 shares to United Science and Technology Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of United Bond Fund, United Income Fund, United Accumulative Fund, and United Science and Technology Fund (collectively the "Funds") comprising United Funds, Inc. as of December 31, 1998, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising United Funds, Inc. as of December 31, 1998, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your 1998 Federal income tax return.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                  -------------------------------------------------------------
  Record           Ordinary     Long-Term                     Non-    Long-Term
    Date    Total    Income  Capital Gain    Qualifying Qualifying Capital Gain
----------- -----  --------  ------------    ---------- ---------- ------------
                                United Bond Fund
                                    Class A
  01-16-98  $0.032  $0.0320      $0.0000        $0.0000    $0.0320      $0.0000
  02-13-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  03-13-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  04-17-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  05-15-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  06-12-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  07-17-98   0.031   0.0310       0.0000         0.0000     0.0310       0.0000
  08-14-98   0.031   0.0310       0.0000         0.0000     0.0310       0.0000
  09-11-98   0.031   0.0310       0.0000         0.0000     0.0310       0.0000
  10-16-98   0.031   0.0310       0.0000         0.0000     0.0310       0.0000
  11-13-98   0.030   0.0300       0.0000         0.0000     0.0300       0.0000
  12-16-98   0.030   0.0300       0.0000         0.0000     0.0300       0.0000
            ------  -------      -------        -------    -------      -------
            $0.376  $0.3760      $0.0000        $0.0000    $0.3760      $0.0000
            ======  =======      =======        =======    =======      =======
                                   United Bond Fund
                                    Class Y
  01-16-98  $0.033  $0.0330      $0.0000        $0.0000    $0.0330      $0.0000
  02-13-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  03-13-98   0.033   0.0330       0.0000         0.0000     0.0330       0.0000
  04-17-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  05-15-98   0.033   0.0330       0.0000         0.0000     0.0330       0.0000
  06-12-98   0.033   0.0330       0.0000         0.0000     0.0330       0.0000
  07-17-98   0.035   0.0350       0.0000         0.0000     0.0350       0.0000
  08-14-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  09-11-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  10-16-98   0.032   0.0320       0.0000         0.0000     0.0320       0.0000
  11-13-98   0.031   0.0310       0.0000         0.0000     0.0310       0.0000
  12-16-98   0.034   0.0340       0.0000         0.0000     0.0340       0.0000
            ------  -------      -------        -------    -------      -------
            $0.392  $0.3920      $0.0000        $0.0000    $0.3920      $0.0000
            ======  =======      =======        =======    =======      =======
                               United Income Fund
                                    Class A
  03-13-98  $0.070  $0.0700      $0.0000        $0.0558    $0.0142      $0.0000
  06-12-98   0.060   0.0600       0.0000         0.0453     0.0147       0.0000
  09-11-98   0.030   0.0300       0.0000         0.0226     0.0074       0.0000
  12-16-98   1.770   0.0300       1.7400         0.0226     0.0074       1.7400
            ------  -------      -------        -------    -------      -------
            $1.930  $0.1900      $1.7400        $0.1463    $0.0437      $1.7400
            ======  =======      =======        =======    =======      =======
                               United Income Fund
                                    Class Y
  03-13-98  $0.089  $0.0890      $   ---        $0.0710    $0.0180       0.0000
  06-12-98   0.076   0.0760          ---         0.0573     0.0187       0.0000
  09-11-98   0.034   0.0340          ---         0.0256     0.0084       0.0000
  12-16-98   1.776   0.0360       1.7400         0.0272     0.0088       1.7400
            ------  -------      -------        -------    -------      -------
            $1.975  $0.2350      $1.7400        $0.1811    $0.0539      $1.7400
            ======  =======      =======        =======    =======      =======
                            United Accumulative Fund
                                    Class A
  06-12-98  $0.030  $0.0300      $0.0000        $0.0268   $0.0032       $0.0000
  12-16-98   1.155   0.9150       0.2400         0.0541    0.8609        0.2400
            ------  -------      -------        -------   -------       -------
            $1.185  $0.9450      $0.2400        $0.0809   $0.8641       $0.2400
            ======  =======      =======        =======   =======       =======
                            United Accumulative Fund
                                    Class Y
  06-12-98  $0.033  $0.0330      $0.0000        $0.0295   $0.0035       $0.0000
  12-16-98   1.164   0.9240       0.2400         0.0606    0.8634        0.2400
            ------  -------      -------        -------   -------       -------
            $1.197  $0.9570      $0.2400        $0.0901   $0.8669       $0.2400
            ======  =======      =======        =======   =======       =======
                       United Science and Technology Fund
                                    Class A
  06-12-98 $ 0.000  $0.0000      $0.0000        $0.0000   $0.0000       $0.0000
  12-16-98   0.695   0.0000       0.6950         0.0000    0.0000        0.6950
            ------  -------      -------        -------   -------       -------
            $0.695  $0.0000      $0.6950        $0.0000   $0.0000       $0.6950
            ======  =======      =======        =======   =======       =======
                       United Science and Technology Fund
                                    Class Y
  06-12-98  $0.000  $0.0000      $0.0000        $0.0000   $0.0000       $0.0000
  12-16-98   0.695   0.0000       0.6950         0.0000    0.0000        0.6950
            ------  -------      -------        -------   -------       -------
            $0.695  $0.0000      $0.6950        $0.0000   $0.0000       $0.6950
            ======  =======      =======        =======   =======       =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

This report is submitted for the general information of the shareholders of United Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the United Funds, Inc. current prospectus.


   Lower sales charges are available by combining net asset value (_NAV_) of existing Class A shares of a Fund with additional purchases of Class A shares of any fund in the United Group, except that only the Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, may be combined.

   Any person who was a holder of an uncompleted Plan on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund corresponding to such Plan at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated.


To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
James C. Cusser, Vice President
Abel Garcia, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Antonio Intagliata, Vice President
Helge K. Lee, Vice President and Secretary
Russell E. Thompson, Vice President
James D. Wineland, Vice President

THE UNITED GROUP OF MUTUAL FUNDS
-------------------------------------------------------------------

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.
















------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465



Our INTERNET address is:
  http://www.waddell.com


NUR1000A(12-98)
printed on recycled paper